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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2003

NEW CENTURY FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22633 (Commission File Number)	33-0683629 (IRS Employer Identification No.)
18400 Von Karman Avenue, Suite 1000, Irvine, California (Address of Principal Executive Offices)		92612 (Zip Code)

Registrant's telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

  99.1
  Revised Press Release, dated April 16, 2003, issued by New Century Financial Corporation

ITEM 9. REGULATION FD DISCLOSURE

        On our April 17, 2003 quarterly earnings conference call, a representative of management announced that the projected net interest spread from our on-balance sheet securitization, New Century Home Equity Loan Trust, Series 2003-1, is 3.75%. The representative noted that this number had been incorrectly reported as negative 3.75% in our press release dated April 16, 2003.

        A copy of our April 16, 2003 press release revised to reflect the correction discussed above is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION
April 21, 2003	By:	/s/ ROBERT K. COLE Robert K. Cole Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
99.1	Revised press release, dated April 16, 2003, issued by New Century Financial Corporation

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FORM 8-K
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX